UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2015

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

ZIMMER HOLDINGS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 24, 2015, Zimmer Holdings, Inc., a Delaware corporation (the “Company” or “Zimmer”), completed its previously announced acquisition of Biomet, Inc. (“Biomet”). Pursuant to the Agreement and Plan of Merger, dated as of April 24, 2014 (the “Merger Agreement”), by and among the Company, Owl Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Merger Sub”), and LVB Acquisition, Inc., a Delaware corporation and the parent company of Biomet (“LVB”), Merger Sub merged with and into LVB (the “Merger”), with LVB continuing as the surviving corporation and an indirect wholly owned subsidiary of the Company.

At the effective time of the Merger, each outstanding share of common stock of LVB was cancelled and automatically converted into the right to receive, in accordance with the terms of the Merger Agreement, (1) $8.94 in cash, without interest, and (2) 0.0562 of a share of common stock of the Company, with cash to be paid in lieu of fractional shares. In addition, outstanding options and stock-based awards of LVB were cancelled and automatically converted into the right to receive, in accordance with the terms of the Merger Agreement, cash and shares of common stock of the Company, with cash to be paid in lieu of fractional shares.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Company paid an aggregate of approximately $11.17 billion in cash and issued 32,703,579 shares of common stock of the Company in connection with the Merger. The Company funded the cash portion of the merger consideration, the pay-off of certain indebtedness of Biomet and the payment of transaction-related expenses through a combination of available cash-on-hand and proceeds from debt financings, including proceeds from an issuance in March 2015 of $7.65 billion aggregate principal amount of senior unsecured notes of the Company and borrowings, on June 24, 2015, of $3.0 billion under the Company’s previously disclosed 5-year unsecured term loan facility provided for by the Credit Agreement, dated May 29, 2014, by and among the Company, Zimmer K.K., Zimmer Investment Luxembourg SARL, the borrowing subsidiaries referred to therein, JPMorgan Chase Bank, N.A., as general administrative agent, JPMorgan Chase Bank, N.A., Tokyo Branch, as Japanese administrative agent, J.P. Morgan Europe Limited, as European administrative agent, and the lenders named therein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)    As previously announced, in connection with the closing of the Merger, James T. Crines, the Company’s Executive Vice President, Finance and Chief Financial Officer, stepped down from that position effective as of June 24, 2015. Mr. Crines will continue to be employed by the Company until his retirement on August 3, 2015, following 20 years of service to the Company.

Also as previously announced, in connection with the closing of the Merger, Stephen H.L. Ooi, the Company’s President, Asia Pacific, stepped down from that position effective as of June 24, 2015. Mr. Ooi will continue to be employed by the Company until his retirement on December 31, 2015, following 29 years of service to the Company. The Company expects to enter into a consulting agreement with Mr. Ooi on or before his retirement date pursuant to which Mr. Ooi will provide certain transition consulting services in the Company’s Asia Pacific region following his retirement.

In addition, in connection with the closing of the Merger, Derek M. Davis, the Company’s Vice President, Finance and Corporate Controller and Chief Accounting Officer was appointed Vice President, Global Integration of the Company and will no longer serve in the role of principal accounting officer of the Company, effective as of June 24, 2015.

(c)    Effective upon the closing of the Merger, the Company’s Board of Directors (the “Board”) appointed the following new executive officers:

Daniel P. Florin, age 51, was appointed Senior Vice President and Chief Financial Officer of the Company, succeeding Mr. Crines. Mr. Florin served as Senior Vice President and Chief Financial Officer of Biomet from June 2007 until the closing of the Merger. Prior to joining Biomet, Mr. Florin served as Vice President and Corporate Controller of Boston Scientific Corporation from 2001 until 2007. Before being appointed Corporate Controller in 2001, Mr. Florin served in financial leadership positions within Boston Scientific Corporation and its various business units. Prior to joining Boston Scientific Corporation, Mr. Florin worked for C. R. Bard, Inc. from October 1990 through June 1995, and was employed by Deloitte LLP from September 1986 to October 1990. Mr. Florin holds a Bachelor’s degree in Business Administration with a concentration in Accounting from the University of Notre Dame and an Executive MBA from Boston University.

Tony W. Collins, age 46, was appointed Vice President, Corporate Controller and Chief Accounting Officer of the Company, succeeding Mr. Davis. In connection with this appointment, Mr. Collins was designated as the Company’s principal accounting officer. Previously, Mr. Collins served as Vice President, Finance for Zimmer’s Global Reconstructive Division and Global Operations organization. He joined Zimmer in 2010 as Vice President, Finance for Zimmer’s Global Reconstructive Division and U.S. Commercial organization. Prior to joining Zimmer, Mr. Collins held the position of Vice President Finance and served as the CFO of the Commercial segment of Oshkosh Corporation from 2007 to 2010. From 1997 to 2007, he was employed at Guidant Corporation and Boston Scientific Corporation, where he held a number of positions of increasing responsibility, including Finance Director and CFO of the Guidant Japan organization, Global Director of Operations Finance and Director of Strategic Planning. Mr. Collins began his career at PricewaterhouseCoopers LLP. He holds a Bachelor of Science in Accounting from Miami University and an MBA from the University of Michigan.

There are no arrangements or understandings between Mr. Florin or Mr. Collins and any other persons pursuant to which Mr. Florin or Mr. Collins was appointed an officer. Neither Mr. Florin nor Mr. Collins has any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. Mr. Florin and Mr. Collins have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Florin’s appointment, the Compensation and Management Development Committee of the Board (the “Committee”) approved the following compensation elements: (1) a base salary of $550,000; (2) a target bonus opportunity of 90% of his base salary; and (3) the following equity awards under the Company’s 2009 Stock Incentive Plan (the “Stock Plan”), each with a grant date of June 24, 2015: (a) restricted stock units (“RSUs”) with a grant date fair value of $1,812,000 that will vest in full on the second anniversary of the grant date; (b) nonqualified stock options with a grant date fair value of $2,000,000 that will vest ratably on the first, second, third and fourth anniversaries of the grant date; and (c) performance-based RSUs with a target grant date fair value of $1,000,000 that will be earned based on the Company’s internal total shareholder return (“iTSR”) for the performance period 2015-2017, subject to modification based on the Company’s total shareholder return relative to the S&P 500 Healthcare Index (the “Relative TSR Modifier”).

In connection with Mr. Collins’ appointment, the Committee approved the following awards to him under the Stock Plan, each with a grant date of June 24, 2015: (1) nonqualified stock options with a grant date fair value of $450,000 that will vest ratably on the first, second, third and fourth anniversaries of the grant date; and (2) performance-based RSUs with a target grant date fair value of $225,000 that will be earned based on the Company’s iTSR for the performance period 2015-2017, subject to modification based on the Relative TSR Modifier.

The Stock Plan and the forms of award agreements for RSUs (two-year vesting), nonqualified stock options (four-year vesting) and performance-based RSUs (three-year performance period) were filed or incorporated by reference as exhibits to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2015.

Each of Mr. Florin and Mr. Collins will enter into the following agreements with the Company: (1) a change in control severance agreement; (2) an indemnification agreement; and (3) as a condition to receipt of the above-described equity awards, a confidentiality, non-competition and non-solicitation agreement. The form of the change in control severance agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The Company’s standard form of indemnification agreement with non-employee directors and officers is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The form of the confidentiality, non-competition and non-solicitation agreement is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

(d)    As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on April 1, 2015, pursuant to the Stockholders Agreement, dated as of April 24, 2014, by and among the Company, LVB Acquisition Holding, LLC (the “LVB Stockholder”) and the other signatories thereto (collectively, the “Sponsors”), as amended by Amendment No. 1, dated as of March 30, 2015 (as amended, the “Stockholders Agreement”), on the closing date of the Merger, the Board was required to take all actions necessary and appropriate to cause the number of directors on the Board to be increased by two and appoint two individuals designated by the Sponsors as directors.

Pursuant to the terms of the Stockholders Agreement, on June 24, 2015, the Board increased the size of the Board from ten members to twelve members and filled the resulting two vacancies on the Board by electing Michael W. Michelson and Jeffrey K. Rhodes (each of whom was designated by the Sponsors) as directors, each with a term to expire at the Company’s 2016 annual meeting of stockholders.

Mr. Michelson served as a director of LVB since July 2007. Mr. Michelson has been a member of KKR Management LLC, the general partner of Kohlberg Kravis Roberts & Co. L.P., since October 1, 2009. Previously, he was a member of the limited liability company which served as the general partner of Kohlberg Kravis Roberts & Co. L.P. He has been employed by Kohlberg Kravis Roberts & Co. L.P. since 1981. Mr. Michelson serves on the board of directors of HCA Holdings, Inc.

Mr. Rhodes served as a director of LVB since November 2012. Mr. Rhodes is currently a Partner at TPG Capital, L.P., where he was previously a Principal beginning in 2005, and serves on the board of directors of Immucor, Inc., Surgical Care Affiliates, Inc. and Par Pharmaceutical Companies, Inc.

Neither Mr. Michelson nor Mr. Rhodes has been appointed to any committees of the Board at this time. However, the Company expects that each will be appointed to one or more Board committees in the future.

Except as provided for in the Stockholders Agreement as described above, there are no arrangements or understandings between Mr. Michelson or Mr. Rhodes and any other person pursuant to which Mr. Michelson or Mr. Rhodes was appointed a director of the Company, and Mr. Michelson and Mr. Rhodes have no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a non-employee director, each of Mr. Michelson and Mr. Rhodes will participate in the non-employee director compensation arrangements described in the Company’s proxy statement filed with the SEC on March 23, 2015. In addition, it is expected that Mr. Michelson and Mr. Rhodes will execute the Company’s standard form of indemnification agreement with non-employee directors and officers. The Company’s standard form of indemnification agreement with non-employee directors and officers is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2015, in connection with the Merger, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to change the name of the Company to “Zimmer Biomet Holdings, Inc.” The full text of the Certificate of Amendment and the Restated Certificate of Incorporation of the Company as amended by the Certificate of Amendment are filed as Exhibit 3.1 and Exhibit 3.2, respectively, hereto and are incorporated herein by reference.

On June 24, 2015, upon the effectiveness of the Certificate of Amendment, the Company amended and restated the Company’s By-Laws, effective as of that date (the “Restated By-Laws”), to reflect the change of the Company‘s name to “Zimmer Biomet Holdings, Inc.” The full text of the Restated By-Laws is filed as Exhibit 3.3 hereto and is incorporated herein by reference.

The Company’s common stock will continue to trade on the New York Stock Exchange and the SIX Swiss Exchange under the ticker symbol “ZMH” until June 29, 2015. On June 29, 2015, the ticker symbol will change to “ZBH.” The CUSIP number for the Company’s common stock will not change.

Item 8.01	Other Events

On June 24, 2015, the Company issued a press release announcing the closing of the Merger and the adoption of the Company’s new name. The full text of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the Merger, the previously disclosed Stockholders Agreement became effective as of June 24, 2015. The Stockholders Agreement sets forth certain governance arrangements and contains various provisions relating to, among other things, Board representation, the acquisition of additional equity interests in the Company, prohibitions on taking certain actions relating to the Company, transfer restrictions, voting arrangements and registration rights.

The foregoing description of the Stockholders Agreement does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement, including Amendment No. 1 to the Stockholders Agreement, which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and are incorporated herein by reference.

Also in connection with the Merger, Biomet repaid approximately $2.97 billion outstanding under its asset-based revolving credit facility and senior secured credit facilities. In addition, Biomet issued notices of redemption to the holders of $1,825,000,000 aggregate principal amount of 6.500% senior notes due 2020 of Biomet and $800,000,000 aggregate principal amount of 6.500% senior subordinated notes due 2020 of Biomet (collectively, the “Notes”) and, on June 24, 2015, satisfied and discharged its obligations under the respective indentures relating to the Notes.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(b)	Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2014, by and among Zimmer Holdings, Inc., Owl Merger Sub, Inc. and LVB Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2014)

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Zimmer Holdings, Inc., dated June 24, 2015

3.2	Restated Certificate of Incorporation of Zimmer Biomet Holdings, Inc., dated June 24, 2015

3.3	Restated By-Laws of Zimmer Biomet Holdings, Inc., effective June 24, 2015

4.1	Stockholders Agreement, dated as of April 24, 2014, by and among Zimmer Holdings, Inc., LVB Acquisition Holding, LLC and the other signatories thereto (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2014)

4.2	Amendment No. 1, dated as of March 30, 2015, to Stockholders Agreement, dated as of April 24, 2014, by and among Zimmer Holdings, Inc., LVB Acquisition Holding, LLC and the other signatories thereto (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 1, 2015)

10.1	Form of Change in Control Severance Agreement

10.2	Form of Indemnification Agreement with Non-Employee Directors and Officers (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 31, 2008)

10.3	Form of Confidentiality, Non-Competition and Non-Solicitation Agreement

99.1	Press Release issued by Zimmer Biomet Holdings, Inc., dated June 24, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER BIOMET HOLDINGS, INC.

Date: June 26, 2015	By:	/s/ Chad F. Phipps
	Name:	Chad F. Phipps
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2014, by and among Zimmer Holdings, Inc., Owl Merger Sub, Inc. and LVB Acquisition, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2014)

3.1	Certificate of Amendment of Restated Certificate of Incorporation of Zimmer Holdings, Inc., dated June 24, 2015

3.2	Restated Certificate of Incorporation of Zimmer Biomet Holdings, Inc., dated June 24, 2015

3.3	Restated By-Laws of Zimmer Biomet Holdings, Inc., effective June 24, 2015

4.1	Stockholders Agreement, dated as of April 24, 2014, by and among Zimmer Holdings, Inc., LVB Acquisition Holding, LLC and the other signatories thereto (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 30, 2014)

4.2	Amendment No. 1, dated as of March 30, 2015, to Stockholders Agreement, dated as of April 24, 2014, by and among Zimmer Holdings, Inc., LVB Acquisition Holding, LLC and the other signatories thereto (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K filed on April 1, 2015)

10.1	Form of Change in Control Severance Agreement

10.2	Form of Indemnification Agreement with Non-Employee Directors and Officers (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on July 31, 2008)

10.3	Form of Confidentiality, Non-Competition and Non-Solicitation Agreement

99.1	Press Release issued by Zimmer Biomet Holdings, Inc., dated June 24, 2015